SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): April 3, 2002


                                  VSOURCE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



Delaware                        000-30326               77-0557617
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(State of incorporation)        (Commission             (I.R.S. Employer
                                File Number)            Identification Number)

        16875 West Bernardo Drive, Suite 250, San Diego, California 92127
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 618-5884
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Item 5.   Other  Events.

          Vsource, Inc., a Delaware corporation (the "Registrant"), issued a press release dated April 3, 2002 announcing the Registrant's financial results for the fourth quarter ended January 31, 2002. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Exhibits.

          99.1  Press  Release  of  Vsource,  Inc.  dated  April  3,  2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VSOURCE,  INC.



Date:  April 5, 2002                    By:  /s/  Dennis  M.  Smith
                                             ----------------------
                                             Dennis  M.  Smith
                                             Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit  No.                              Description
------------                              -----------

99.1                                      Press  Release


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